UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 8, 2020

GENERATION ALPHA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53635	20-8609439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1689-A Arrow Route, Upland, California 91786

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 998-8881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), Generation Alpha, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88318) (the “Order”), regarding exemptions granted to certain public companies.

The Company’s operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the rest of world, and thus the Company’s business operations have been disrupted and it is unable to timely review and prepare the Company’s financial statements for the quarter ended March 31, 2020.

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the COVID-19 coronavirus disease a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic.” In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

In particular, on March 19, 2020, California Governor Gavin Newsom issued an executive order requiring all California residents to stay home, making it the first state to impose that strict mandate on all residents to counteract a looming surge of new infections. The Company’s executive offices are located in Upland, California. The order, which took effect immediately on the date issued, is to remain in place until further notice. Californians are not allowed to leave home except for essential purposes. The Governor’s order comes with misdemeanor penalties for anyone who violates the restrictions.

While the Company currently believes it is an “essential” business, the Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency. As a result, the Company’s books and records were not easily accessible, resulting in delays in preparation and completion of its financial statements. The Company has also been delayed in preparing the financial statements due to delays in obtaining information from third parties who have similarly been unavailable and/or have not had sufficient time to complete the items requested.

As such, the Company will be relying upon the 45-day grace period provided by the SEC’s Order to delay filing of its Quarterly Report. The Company will file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

The Company is supplementing its risk factors previously disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2019 with the following risk factor:

We face business disruption and related risks resulting from the COVID-19 pandemic, which is likely to negatively impact our operations.

In an effort to contain and mitigate the spread of COVID-19, which began at the beginning of 2020, many countries, including the United States, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19. Repercussions of the ongoing COVID-19 outbreak continue to impact businesses throughout the world. These repercussions include, without limitation, limited access to capital, travel restrictions, human resource and logistical challenges resulting from social-distancing or quarantine obligations, and the extended shutdown of certain businesses in impacted geographic regions. The effects of, and response to, the COVID-19 pandemic, have limited access to our corporate offices, and disrupted the ability of our personnel and professional advisors to timely complete tasks. If the coronavirus outbreak situation should worsen, we may experience additional disruptions to our business. The extent to which the coronavirus impacts our operations or those of our third-party partners will depend on a number of uncertainties, including the ultimate duration of the outbreak and applicable social distancing measures, the availability of subsidies and other financial support, and the overall economic and business conditions in the jurisdictions in which we operate.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERATION ALPHA, INC.

Date: May 8, 2020	By:	/s/ Tiffany Davis
Tiffany Davis
Chief Executive Officer

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